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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               February 3, 1998


                   Structured Asset Securities Corporation
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



        Delaware                    33-99598               74-2440850
 ----------------------------     ------------         -------------------
 (State or Other Jurisdiction     (Commission           (I.R.S. Employer
      of Incorporation)           File Number)         Identification No.)


             200 Vesey Street
          New York, New York                                     10285
         ---------------------                                 ----------
         (Address of Principal                                 (Zip Code)
           Executive Offices)

     Registrant's telephone number, including area code (212) 526-5594


                                   No Change
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)




Item 5.  Other Events./F1/
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Documents Incorporated By Reference

     The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995, and for the three-year period ended December 31 1996, included in the Current Report on Form 8-K of AMBAC Inc. (which was filed with the Securities and Exchange Commission on March 12, 1997) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1997, and for the periods ended September 30, 1997 and September 30, 1996, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1997 (which was filed with the Securities and Exchange Commission on November 14, 1997) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 33-99598) of the Registrant (the "Prospectus"); and (iii) the Prospectus Supplement dated February 3, 1998 of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1998-1, relating to the Class A1, Class A2, Class R1 and Class R2 Certificates, and shall be deemed to be part hereof and thereof.

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     /F1/  Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.



Item 7.   Financial Statements; Pro Forma Financial Information and Exhibits.
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     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               23.  Consent of Experts and Counsel




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                                  CORPORATION


                              By:  /s/ Joseph Kelly
                                   ---------------------------
                                    Name:  Joseph Kelly
                                    Title:  Vice President




Dated:  February 5, 1998





                               EXHIBIT INDEX
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Exhibit No.                   Description                   Page No.
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23                    Consent of Experts and Counsel             6